UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K __________________

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

__________________

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)
__________________

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41145 (Commission File Number)	98-1585450 (I.R.S. Employer Identification No.)
190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands (Address of principal executive offices)	KY1-9008 (Zip Code)
(345) 815 8548 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	HAIAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	HAIA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HAIAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

As previously disclosed on a Current Report on Form 8-K dated December 15, 2021, Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 21,562,401 units (the “Units”) which included the partial exercise of the underwriters’ option to purchase additional 1,562,401 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $215,624,010. The Company has granted the underwriters of the IPO a 45-day option to purchase up to an additional 3,000,000 Units at the IPO price to cover over-allotments, if any, and on December 10, 2021 the underwriters partially exercised their over-allotment option to purchase additional 1,562,401 Units. Further, in connection with the IPO.

As also previously disclosed, on December 14, 2021, the Company consummated the private placement with Healthcare AI Acquisition, LLC (the “Sponsor”) of 11,124,960 private placement warrants (including 624,960 private placement warrants in connection with the partial exercise of the underwriters’ option to purchase additional 1,562,401 Units), each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants”) generating gross proceeds of $11,124,960.

An audited balance sheet as of December 14, 2021 reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet as of December 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2021	HEALTHCARE AI ACQUISITION CORP.

	By:	/s/ Simon Lyall-Cottle
	Name:	Simon Lyall-Cottle
	Title:	Chief Executive Officer